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                                 SCHEDULE 14A
                                (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[x]  Soliciting Material Pursuant to Section 240.14a-12

                        INTERSTATE HOTELS CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                          Filed by Interstate Hotels Corporation
                  Pursuant to Rule 14a-12 of the Securities Exchange Act of 1934
                                  Subject Company: Interstate Hotels Corporation
                                                     Commission File No. 0-26805

         This filing contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 about Interstate Hotels Corporation ("Interstate") and MeriStar Hotels & Resorts, Inc. ("MeriStar"), including those statements regarding future operating results and the timing and composition of revenues, among others, and statements containing words such as "expects," "believes" or "will," which indicate that those statements are forward-looking. Except for historical information, the matters discussed in this filing are forward-looking statements that are subject to certain risks and uncertainties that could cause the actual results to differ materially, including financial performance, real estate conditions, execution of hotel development programs, changes in the availability of additional management contracts, leases or acquisitions, the impact of the events of September 11, 2001 and changes in local or national economic conditions. Additional risks are discussed in each company's filings with the Securities and Exchange Commission (the "SEC"), including the companies' annual reports on Form 10-K for the year ended December 31, 2001, including any amendments thereto.

         All written and oral forward-looking statements contained in this filing concerning the proposed transaction or other matters attributable to Interstate, MeriStar or any person acting on behalf of either Interstate or MeriStar are expressly qualified in their entirety by the cautionary statements above. Interstate and MeriStar do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

         Pursuant to Instruction 3 of Item 4 of Schedule 14A, the participants in the solicitation of proxies from Interstate's stockholders in connection with the proposed merger (the "Merger") of Interstate with and into MeriStar pursuant to the terms of the Agreement and Plan of Merger, dated May 1, 2002, as amended on June 3, 2002, between Interstate and MeriStar (the "Merger Agreement") include MeriStar, Interstate, their respective directors, and may include certain executive officers of each. Information concerning the Interstate directors and executive officers and their direct and indirect interests in Interstate is contained in its annual report on Form 10-K/A filed with the SEC on April 19, 2002. Information concerning the MeriStar directors and executive officers and their direct and indirect interests in MeriStar is contained in its annual report on Form 10-K/A filed with the SEC on April 30, 2002. As of June 3, 2002, none of the foregoing participants beneficially owned in excess of 1% of the MeriStar common stock, except Paul W. Whetsell and Steven D.
Jorns, each a director and/or executive officer of MeriStar, or beneficially owned in excess of 1% of Interstate's common stock, except Thomas F. Hewitt, J. William Richardson, Kevin P. Kilkeary, Karim Alibhai and Sherwood M. Weiser, each a director and/or executive officer of Interstate. Additional information regarding the interests of these participants may be obtained by reading the preliminary proxy statement and prospectus (described below) regarding the Merger, as well as the definitive joint proxy statement and prospectus once it becomes available.

         On June 4, 2002, MeriStar filed with the SEC its Registration Statement on Form S-4, File No. 333-89740. In that Registration Statement, Interstate and MeriStar filed preliminary joint proxy materials. Those materials contain a detailed preliminary description of the proposed business combination transaction involving Interstate and MeriStar, as well as updated information with respect to the persons who will be participating in the solicitation of proxies from Interstate's stockholders in favor of the proposed transaction. The information contained in the Registration Statement on Form S-4 is incorporated in this filing by reference. You are encouraged to read the preliminary proxy materials, as well as the definitive joint proxy statement and prospectus once it becomes available, before you make any decision in respect of the proposed transaction.

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        The Form S-4, and all other documents filed with the SEC in connection with the Merger, are available free of charge at the SEC's web site, at "www.sec.gov". In addition, the Form S-4, and all other documents filed with the SEC in connection with the Merger, are available to investors free of charge by writing to Interstate or MeriStar at their corporate headquarters.

        In addition to the Form S-4, the joint proxy materials, and the other documents filed with the SEC in connection with the Merger, both Interstate and MeriStar are obligated to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements and other information filed with the SEC at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for additional information on the public reference room. Filings with the SEC also are available to the public from commercial document-retrieval services, as well as the web site maintained by the SEC at "www.sec.gov".